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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  __________

                                  FORM 8-K/A

                            AMENDED CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 8, 1999
                                  __________

                         GEO SPECIALTY CHEMICALS, INC.
                                  __________

             (Exact Name of Registrant as Specified in Its Charter)


                  Ohio                 333-70011         34-1708689
    ----------------------------   --------------   --------------------
    (State or Other Jurisdiction    (Commission      (I.R.S. Employer
          of Incorporation)          File Number)    Identification No.)

          28601 Chagrin Boulevard, Suite 210
                   Cleveland, Ohio                       44122
       ________________________________________        __________
       (Address of Principal Executive Offices)        (Zip Code)

                                 216-464-5564
              __________________________________________________
             (Registrant's Telephone Number, Including Area Code)


                                      N/A
         ____________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

    On September 8, 1999, GEO acquired, through its newly-formed and wholly-owned French subsidiary GEO Holdings (Europe) SARL, a gallium extraction and purification business from Rhodia Chimie S.A. ("Rhodia") for the French franc equivalent of approximately US $23,300,000, less the amount of debt for borrowed money of the acquired business. The purchase price is subject to a post-closing adjustment based on the change in equity of the business from December 31, 1998 until September 1, 1999. The acquired business provides various grades of gallium to the semi-conductor market for applications in optoelectronics (light emitting diodes) systems and telecommunications. The purchase price of the acquired business was arrived at through arms-length negotiations between GEO and Rhodia.

    The acquisition was structured as a purchase of the shares of a French subsidiary of Rhodia, named Rhod Six S.A., which owns both the French operating assets of a gallium purification business located in Salindres, France and the shares of a German corporation, named Ingal Stade GmbH, with gallium extraction operations in Stade, Germany. The name of Rhod Six S.A. was changed on the date of the closing to GEO Gallium S.A. The management team of GEO Gallium S.A. will be headquartered in Paris, France.

    The source of the funds used to purchase the acquired business was GEO's existing senior revolving credit facility, with various financial institutions and Bankers Trust Company, as the administrative agent, which was amended on September 3, 1999 in order to facilitate the acquisition. The funds obtained by GEO from its senior revolving credit facility were advanced to GEO Holdings (Europe) SARL through a number of inter-company transactions.

    As part of the acquisition, GEO was also granted a three year option to acquire an Australian subsidiary of Rhodia, named Rhodia Pinjarra Pty Ltd., which owns a currently dormant gallium extraction facility near Pinjarra, Australia. The exercise price under the option is the French franc equivalent of approximately US $1,600,000. The exercise price is subject to a post-closing adjustment based on the change in equity of the Australian business from December 31, 1998 until the closing of the purchase of the shares.

ITEM 5.  OTHER EVENTS.

    In connection with the consummation of the acquisition described above, GEO entered into an amended and restated credit agreement with its existing senior lenders, which includes various financial institutions and Bankers Trust Company, as the administrative agent, increasing the availability under its senior revolving credit facility from $25.0 million to $45.0 million. GEO's ability to draw funds under the senior revolving credit facility is subject to, in addition to the restrictions contained in the amended and restated credit agreement, a number of restrictions contained in the indenture governing GEO's currently outstanding $120.0 million in aggregate principal amount of 10 1/8% Senior Subordinated Notes due 2008. The obligations of GEO under the senior revolving credit facility remain secured by a first priority security interest on all tangible and intangible assets of GEO, including GEO's ownership interests in its subsidiaries. In addition, the senior revolving credit facility remains senior in right of payment to GEO's outstanding Senior Subordinated Notes.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) The following financial statements of Rhodia Gallium, a business unit of Rhodia Chimie S.A., are filed in Exhibit 99.1 to this Form 8-K/A Amended Report:

          Report of Independent Auditors

          Combined Balance Sheets of Rhodia Gallium as of December 31, 1998 and 1997 and August 31, 1999

          Combined Statements of Operations of Rhodia Gallium for the years ended December 31, 1998 and 1997 and the periods ended August 31, 1999 and 1998

          Combined Statements of Equity and Comprehensive Income of Rhodia Gallium for the years ended December 31, 1998 and 1997 and the period ended August 31, 1999

          Combined Statements of Cash Flows of Rhodia Gallium for the years ended December 31, 1998 and 1997 and the periods ended August 31, 1999 and 1998

          Notes to Combined Financial Statements of Rhodia Gallium

(b) The following unaudited pro forma financial information of GEO, reflecting the acquisition of the Rhodia Gallium business on September 8, 1999 and the TRIMET Technical Products Division of Mallinckrodt Inc. on July 31, 1998, is filed in Exhibit 99.2 to this Form 8-K/A Amended Report:

          Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1998.

          Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 1999.

     The unaudited pro forma condensed combined statements of operations should be read in conjunction with the historical financial statements of GEO and TRIMET and the notes thereto, which are included in GEO's Registration Statement on Form S-1 filed with, and declared effective by, the Securities and Exchange Commission on May 14, 1999, and the historical financial statements of Rhodia Gallium and the notes thereto included in Exhibit 99.1 to this Form 8-K/A Amended Report.

     The unaudited pro forma condensed combined statements of operations are not necessarily indicative of the results that would have occurred in the periods shown if the TRIMET and Rhodia Gallium acquisitions had been effected on the dates assumed in such statements or that will occur in the current year or any future period.

(c)  The following are filed as exhibits to this Form 8-K/A Amended Report:

     2.1 Stock Purchase Agreement, dated August 6, 1999, by and between GEO Specialty Chemicals, Inc. and Rhodia Chimie S.A. (incorporated by reference to
Exhibit 2.1 of the Form 8-K of GEO Specialty Chemicals, Inc. filed on September 23, 1999).

     10.1 Credit Agreement, dated March 25, 1997 and amended and restated as of July 31, 1998 and further amended and restated as of September 3, 1999, by and among GEO Specialty Chemicals, Inc., various financial institutions and Bankers Trust Company, as the administrative agent (incorporated by reference to Exhibit 10.1 of the Form 8-K of GEO Specialty Chemicals, Inc. filed on September 23, 1999).

     23.1  Consent of Crowe, Chizek and Company LLP, independent auditors.

     99.1 Financial Statements listed under Item 7(a) of this Form 8-K/A Amended Report, including the report of Crowe, Chizek and Company LLP.

     99.2 Unaudited Pro Forma Financial Information listed under Item 7(b) of this Form 8-K/A Amended Report.
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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GEO SPECIALTY CHEMICALS, INC.


Date: November 22, 1999                   By: /s/ William P. Eckman
                                          ----------------------------------
                                          William P. Eckman, Executive Vice
                                          President and Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit
Number    Exhibit Description
-------   --------------------------

2.1 Stock Purchase Agreement, dated August 6, 1999, by and between GEO Specialty Chemicals, Inc. and Rhodia Chimie S.A. (incorporated by reference to Exhibit 2.1 of the Form 8-K of GEO Specialty Chemicals, Inc. filed on September 23, 1999).

10.1 Credit Agreement, dated March 25, 1997 and amended and restated as of July 31, 1998 and further amended and restated as of September 3, 1999, by and among GEO Specialty Chemicals, Inc., various financial institutions and Bankers Trust Company, as the administrative agent (incorporated by reference to Exhibit 10.1 of the Form 8-K of GEO Specialty Chemicals, Inc. filed on September 23, 1999).

99.1 Financial Statements listed under Item 7(a) of this Form 8-K/A Amended Report, including the report of Crowe, Chizek and Company LLP.

99.2 Unaudited Pro Forma Financial Information listed under Item 7(b) of this Form 8-K/A Amended Report.